SEASONS SERIES TRUST

Supplement to the Summary Prospectus Dated July 30, 2012

Effective immediately, Asset Allocation: Diversified Growth Portfolio (the “Portfolio”). In the Portfolio Summary, in the Fees and Expenses of the Portfolio section, the Annual Portfolio Operating Expenses section is deleted in its entirety and replaced with the following:

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management Fees	0.85%
Service (12b-1) Fees	None
Other Expenses	0.29%
Total Annual Portfolio Operating Expenses	1.14%

Dated: July 30, 2012

Versions: Statutory Version 1, Class 1